UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization)		Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices) (Zip Code)

(978) 663-3660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	BRKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2020, Bruker Corporation (the “Company”) issued a press release reporting certain preliminary operating results for the fourth quarter and year ended December 31, 2019, and announcing that the Company’s Audit Committee of the Board of Directors has initiated an internal investigation into an allegation recently received in connection with the year-end close, primarily relating to income tax matters including the effective income tax rate for 2019 and the related income tax balance sheet accounts. The Company also announced that it will hold a conference call on February 18, 2020 to discuss these preliminary operating results. The Company’s independent registered public accounting firm has not audited or performed any procedures with respect to the preliminary operating results disclosed in the press release. The press release is furnished as Exhibit 99.1 to this Current Report.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report is incorporated into this Item 7.01 by reference.

The information furnished in Item 2.02 and Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As announced in the press release dated February 18, 2020, the Company’s Audit Committee of the Board of Directors has initiated an internal investigation into an allegation recently received in connection with the year-end close, primarily relating to income tax matters including the effective income tax rate for 2019 and the related income tax balance sheet accounts. The Audit Committee is overseeing the investigation with the assistance of independent, experienced external advisors. The investigation is in its early stages and the Company cannot predict its duration or outcome.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description
	99.1	Press release dated February 18, 2020.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our preliminary fiscal year 2019 performance and statements related to the internal investigation announced today. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to the preliminary nature of our fiscal year 2019 financial information, which is subject to completion of our year-end-audit, the outcome of the internal investigation announced today, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2018. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: February 18, 2020	By:	/s/GERALD N. HERMAN
Gerald N. Herman
Chief Financial Officer

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